UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        January 26, 2004
                                                --------------------------------



                        Morgan Stanley ABS Capital I Inc.
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             (Exact name of registrant as specified in its charter)



Delaware                              333-104046                 13-3939229
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(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
of incorporation)                                            Identification No.)



  1585 Broadway, New York, New York                                 10036
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code        (212) 296-7000
                                                  ------------------------------



                                 Not applicable
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         (Former name or former address, if changed since last report.)

ITEM 5.     Other Events
            ------------

            Attached as exhibits are certain Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as modified by a no-action letter issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA")) and certain Structural Term Sheets (as defined in the no-action letter issued by the Commission on February 17, 1995 to the PSA) furnished to the Registrant by Morgan Stanley & Co. Incorporated, Countrywide Securities Corporation, Utendahl Capital Partners, L.P. and The Williams Capital Group, L.P. (the "Underwriters") in respect of the Registrant's proposed offering of certain classes of Morgan Stanley ABS Capital I Inc. Trust 2004-NC2, Mortgage Pass-Through Certificates, Series 2004-NC2 (such classes, the "Offered Certificates").

            The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-104046) (the "Registration Statement"). The Registrant hereby incorporates the Computational Materials and Structural Term Sheets by reference in the Registration Statement.

            The Computational Materials and Structural Term Sheets were prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Computational Materials and Structural Term Sheets.

            Any statement or information contained in the Computational Materials and Structural Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.                  Description
            -----------                  -----------

            (99.1)                       Structural Term Sheet and
                                         Computational Materials prepared by
                                         Morgan Stanley & Co. Incorporated in
                                         connection with certain classes of the
                                         Morgan Stanley ABS Capital I Inc. Trust
                                         2004-NC2, Mortgage Pass-Through
                                         Certificates, Series 2004-NC2.

            (99.2)                       Structural Term Sheet and
                                         Computational Materials prepared by
                                         Morgan Stanley & Co. Incorporated in
                                         connection with certain classes of the
                                         Morgan Stanley ABS Capital I Inc. Trust
                                         2004-NC2, Mortgage Pass-Through
                                         Certificates, Series 2004-NC2.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      MORGAN STANLEY ABS CAPITAL I INC.



Date:  January 26, 2004
                                      By:  /s/ Valerie H. Kay
                                           -------------------------------
                                           Name:   Valerie H. Kay
                                           Title:  Vice President

                                INDEX TO EXHIBITS
                                -----------------



                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------
(99.1)                  Structural Term Sheet and                 (E)
                        Computational Materials prepared
                        by Morgan Stanley & Co.
                        Incorporated in connection with certain
                        classes of the Morgan Stanley ABS
                        Capital I Inc. Trust 2004-NC2, Mortgage
                        Pass-Through Certificates,
                        Series 2004-NC2.


(99.2)                  Structural Term Sheet and                 (E)
                        Computational Materials prepared
                        by Morgan Stanley & Co.
                        Incorporated in connection with certain
                        classes of the Morgan Stanley ABS
                        Capital I Inc. Trust 2004-NC2, Mortgage
                        Pass-Through Certificates,
                        Series 2004-NC2.